Vanguard International Stock Index Funds

Vanguard Emerging Markets Stock Index Fund

Supplement to the Prospectuses Dated February 27, 2009

Effective October 30, 2009, the Fund has increased its purchase fee as follows:

	Former	New
Fund	Purchase Fee	Purchase Fee
Emerging Markets Stock Index Fund	0.25%	0.50%

The purchase fee will be paid directly to the Fund to offset the costs of buying securities. The fee increase is the result of a tax imposed by the Brazilian government, as of October 20, 2009, on purchases made by foreign investors in Brazilian equity or debt instruments that trade in Brazil. Under Brazilian law, the Fund is a foreign investor.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS533 102009